EXHIBIT 4.6
 ------------------------------------------------------------------------------

                           SPEEDWAY MOTORSPORTS, INC.,

                                     Issuer

                                       and

               THE GUARANTORS NAMED IN THE INDENTURE DATED AUGUST
               4, 1997, as supplemented by this First Supplemental
                                   Indenture,

                                   Guarantors

                                       TO

                      U.S. BANK TRUST NATIONAL ASSOCIATION,

                                     Trustee

                            -------------------------

                          First Supplemental Indenture

                            Dated as of April 1, 1999

                                       to

                      Indenture Dated as of August 4, 1997

                             -----------------------


                                  $125,000,000

                    8 1/2% Senior Subordinated Notes Due 2007

 ------------------------------------------------------------------------------

         FIRST SUPPLEMENTAL INDENTURE, dated as of April 1, 1999, between SPEEDWAY MOTORSPORTS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office on U.S. Highway 29 North in Concord, North Carolina, the GUARANTORS as set forth in the Indenture dated August 4, 1997, as supplemented by this First Supplemental Indenture (herein called the "Guarantors"), and U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

         The Company, the Guarantors and the Trustee are parties to an Indenture, dated as of August 4, 1997 (the "Indenture"), pursuant to which the Company issued $125,000,000 in aggregate principal amount of its 8 1/2% Senior Subordinated Notes due 2007.

         Section 9.01 of the Indenture provides, among other things, that the Company and the Guarantors, when authorized by a Board Resolution, and the Trustee may amend the Indenture in certain respects without the consent of any Holders.

         The Company desires to amend the Indenture.

         The Company has duly authorized the execution and delivery of this First Supplemental Indenture.

         The execution and delivery of this instrument has been duly authorized and all conditions and requirements necessary to make this instrument a valid and binding agreement have been duly performed and complied with.

                           RECITALS OF THE GUARANTORS

         The Guarantors have duly authorized the execution and delivery of this First Supplemental Indenture.

         The execution and delivery of this instrument has been duly authorized and all conditions and requirements necessary to make this instrument a valid and binding agreement have been duly performed and complied with.

         NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed, for the equal proportionate benefit of all Holders of the Securities, as follows:

ARTICLE 1.        AMENDMENTS TO INDENTURE

         The list of Guarantors set forth in full in the Indenture is hereby amended to add the following Guarantors:

                  1.  Las Vegas Motor Speedway, LLC;
                  2.  SMI Systems, LLC; and
                  3.  Speedway Systems LLC.

         By their execution of this First Supplemental Indenture, the above-listed Guarantors shall guarantee the obligations of the Company under the Notes pursuant to the terms of the Indenture and shall be deemed to have issued their guarantees, as of the date hereof, in the form and with the terms set forth in the Indenture and the Notes.

ARTICLE 2.        MISCELLANEOUS

         Section 2.1. The Trustee accepts the trusts created by the Indenture, as supplemented by this First Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented by this First Supplemental Indenture.

         Section 2.2. The recitals contained herein shall be taken as statements of the Company and the Guarantors, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture.

         Section 2.3. All capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Indenture.

         Section 2.4. Each of the Company, the Guarantors and the Trustee hereby confirms and reaffirms the Indenture in every particular except as amended by this First Supplemental Indenture.

         Section 2.5. All covenants and agreements in this First Supplemental Indenture by the Company, the Guarantors or the Trustee shall bind each of their respective successors and assigns, whether so expressed or not.

         Section 2.6. In case any provisions in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 2.7. Nothing in this First Supplemental Indenture express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the

Holders of the Securities, any benefit or any legal or equitable right, remedy or claim under the Indenture.

        Section 2.8. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act of 1939, as it may be amended from time to time, that is required under such Act to be a part of and govern this First Supplemental Indenture, the latter provision shall control. If any provision hereof modifies or excludes any provision of such Act that may be so modified or excluded, the latter provision shall be deemed to apply to this First Supplemental Indenture as so modified or excluded, as the case may be.

         SECTION 2.9. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS FIRST SUPPLEMENTAL INDENTURE, THE NOTES AND THE SUBSIDIARY GUARANTEES.

         Section 2.10. All provisions of this First Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as supplemented by this First Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

                             ----------------------

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument

         IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                           COMPANY:

                                           SPEEDWAY MOTORSPORTS, INC.

                                           By: /s/ William R. Brooks
                                               ---------------------------------
                                                   William R. Brooks
                                                   Chief Financial Officer and
                                                   Vice President

Attest:

By: /s/ Randall A. Storey
    ------------------------------
        Name: Randall A. Storey
        Title: Assistant Secretary

                                           GUARANTORS:

                                           ATLANTA MOTOR SPEEDWAY, INC.

                                           By: /s/ William R. Brooks
                                               ---------------------------------
                                                   William R. Brooks
                                                   Vice President

Attest:

By: /s/ Randall A. Storey
    -------------------------------

         Name: Randall A. Storey
         Title: Assistant Secretary

                                           BRISTOL MOTOR SPEEDWAY, INC.

                                           By:   /s/ William R. Brooks
                                               ---------------------------------
                                                     William R. Brooks
                                                     Vice President



Attest:

By: /s/ Randall A. Storey
    ------------------------------
        Name: Randall A. Storey
        Title: Assistant Secretary




                                            CHARLOTTE MOTOR SPEEDWAY, INC.

                                            By:   /s/ William R. Brooks
                                               ---------------------------------
                                                     William R. Brooks
                                                     Vice President

Attest:

By: /s/ Randall A. Storey
    -------------------------------
         Name: Randall A. Storey
         Title: Assistant Secretary

                                            SPR ACQUISITION CORPORATION

                                            By: /s/ William R. Brooks
                                               ---------------------------------
                                                    William R. Brooks
                                                    Vice President

Attest:

By: /s/ Randall A. Storey
    ---------------------------------
         Name: Randall A. Storey
         Title: Assistant Secretary

                                            TEXAS MOTOR SPEEDWAY

                                            By: /s/ William R. Brooks
                                               ---------------------------------
                                                     William R. Brooks
                                                     Vice President

Attest:

By: /s/ Randall A. Storey
    ---------------------------------
         Name: Randall A. Storey
         Title: Assistant Secretary






                                            600 RACING, INC.

                                            By: /s/ William R. Brooks
                                               ---------------------------------
                                                     William R. Brooks
                                                     Vice President

Attest:

By: /s/ Randall A. Storey
    ---------------------------------
         Name: Randall A. Storey
         Title: Assistant Secretary

                                            SONOMA FUNDING CORPORATION

                                            By: /s/ William R. Brooks
                                               ---------------------------------
                                                     William R. Brooks
                                                     Vice President

Attest:

By: /s/ Randall A. Storey
   ---------------------------------
         Name: Randall A. Storey
         Title: Assistant Secretary

                                            SPEEDWAY CONSULTING & DESIGN, INC.

                                            By:    /s/ William R. Brooks
                                               ---------------------------------
                                                     William R. Brooks
                                                     Vice President

Attest:

By: /s/ Randall A. Storey
    ---------------------------------
         Name: Randall A. Storey
         Title: Assistant Secretary

                                            THE SPEEDWAY CLUB, INC.

                                            By:   /s/ William R. Brooks
                                               ---------------------------------
                                                     William R. Brooks
                                                     Vice President






Attest:

By: /s/ Randall A. Storey
    ---------------------------------
         Name: Randall A. Storey
         Title: Assistant Secretary

                                            INEX CORP.

                                            By:   /s/ William R. Brooks
                                               ---------------------------------
                                                     William R. Brooks
                                                      Vice President

Attest:

By: /s/ Randall A. Storey
    ---------------------------------
         Name: Randall A. Storey
         Title: Assistant Secretary

                                            SPEEDWAY FUNDING CORP.

                                            By: /s/ Victoria L. Garrett
                                               ---------------------------------
                                                     Name: Victoria L. Garrett
                                                     Title: Vice President

Attest:

By: /s/ Daniel F. Lindley
    ---------------------------------
         Name: Daniel F. Lindley
         Title: Secretary

                                            LAS VEGAS MOTOR SPEEDWAY, LLC

                                            Sole Member:
                                            Speedway Motorsports, Inc.

                                            By:   /s/ William R. Brooks
                                               ---------------------------------
                                                     William R. Brooks,
                                                     Chief Financial Officer
                                                     and Vice President




Attest:

By: /s/ Randall A. Storey
    ---------------------------------
         Name: Randall A. Storey
         Title: Assistant Secretary

                                            SMI SYSTEMS, LLC

                                            Sole Member:
                                            Speedway Motorsports, Inc.

                                            By:   /s/ William R. Brooks
                                               ---------------------------------
                                                     William R. Brooks,
                                                     Chief Financial Officer
                                                     and Vice President

Attest:

By:   /s/ Randall A. Storey
      ---------------------------------
         Name: Randall A. Storey
         Title: Assistant Secretary

                                            SPEEDWAY SYSTEMS LLC

                                            Sole Member:
                                            Speedway Motorsports, Inc.

                                            By:   /s/ William R. Brooks
                                               ---------------------------------
                                                     William R. Brooks,
                                                     Chief Financial Officer
                                                     and Vice President

Attest:

By: /s/ Randall A. Storey
    ---------------------------------
         Name: Randall A. Storey
         Title: Assistant Secretary





                                            TRUSTEE:

                                            U.S. BANK TRUST NATIONAL

                                            ASSOCIATION

                                            By: /s/ Nancie J. Arvin
                                               ---------------------------------
                                                     Name: Nancie J. Arvin
                                                     Title: Vice President

Attest:   /s/ Frank Sgaraglino
          ---------------------------------
                  Name: Frank Sgaraglino
                  Title: Vice President

STATE OF NORTH CAROLINA             )

                                       ss:

COUNTY OF UNION                     )

         On the    day of           , 1999, before me personally came
William R. Brooks, to me known, who, being by me duly sworn, did depose and say that he is the Vice President and Chief Financial Officer of Speedway Motorsports, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                                /s/ Donna Bowen

                                                My commission expires: 8-12-2003

STATE OF NORTH CAROLINA             )

                                       ss:

COUNTY OF UNION                     )

         On the    day of            , 1999, before me personally came
William R. Brooks, to me known, who, being by me duly sworn, did depose and say that he is the Vice President of each of Atlanta Motor Speedway, Inc., Bristol Motor Speedway, Inc., Lowe's Motor Speedway, Inc., SPR Acquisition Corporation, Texas Motor Speedway, Inc., 600 Racing, Inc., Sonoma Funding Corporation, Speedway Consulting & Design, Inc., The Speedway Club, Inc., INEX Corp., and is the Chief Financial Officer and Vice President of Speedway Motorsports, Inc., as sole member of Las Vegas Motor Speedway, LLC, SMI Systems, LLC and Speedway

Systems LLC, each of which corporations and limited liability companies is described in and which executed the foregoing instruments as one of the Guarantors (other than Speedway Funding Corp.); that he knows the seal of said corporation and limited liability company; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and limited liability company, and that he signed his name thereto by like authority.

                                            /s/ Donna Bowen

                                            My commission expires:8-12-2003



STATE OF DELAWARE                   )

                                       ss:

COUNTY OF NEW CASTLE                )

         On the 6th day of May , 1999, before me personally came Victoria L. Garrett, to me known, who, being by me duly sworn, did depose and say that she is Vice President of Speedway Funding Corp., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she signed her name thereto by like authority.

                                             /s/ Joanne E. Lee

                                             My commission expires: May 14, 1999

STATE OF NORTH CAROLINA             )

                                       ss:

COUNTY OF MECKLENBURG               )

         On the 6th day of May 1999, before me personally came Nancie J. Arvin, to me known, who, being by me duly sworn, did depose and say that she is Vice President of U.S. Bank Trust National Association, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she signed her name thereto by like authority.

                                               /s/ Remonia Jamison

                                               My commission expires:12/02/2000